UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

Redbox Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	001-39741 (Commission File Number)	85-2157010 (IRS Employer Identification No.)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois 60181 (Address, including Zip Code, of Principal Executive Offices)

(630) 756-8000 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2022, the Board of Directors (the “Board”) of Redbox Entertainment Inc. (the “Company”) approved and adopted the Redbox Key Employee Retention Plan (the “KERP”), which will provide certain Company employees with awards totaling $3,600,000. KERP participants will receive payments in two equal installments, the first to occur within 30 days following the closing of the Company’s previously announced merger with Chicken Soup for the Soul Entertainment Inc. (“CSSE”) and the second to occur within 30 days following the date that is 60 days after the closing of the CSSE merger. Refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2022 for additional information regarding the CSSE merger. Payment of either installment is subject to continued employment through the respective payment date, except that if any KERP participant is terminated without cause by either the Company or CSSE (as determined by the Company in its sole discretion) prior to either payment date, then payment of the outstanding balance of the respective KERP award shall be made to the terminated participant within 30 days following the date of such termination. The participant will forfeit the remaining balance of his or her KERP award if the participant is terminated for cause or voluntarily terminates his or her employment with the Company. The KERP was formulated with the input and based upon the recommendations of the independent compensation consultant of the Compensation Committee of the Board.

The following sets forth the individual amounts awarded under the KERP to the Company’s Named Executive Officers: for Galen Smith, $550,000, for Jason Kwong, $300,000 and for Michael Chamberlain $250,000.

Named Executive Officer	Retention Award Amount
Smith, Galen C.	$550,000

Kwong, Jason K.	$300,000

Chamberlain, Michael D.	$250,000

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2022	REDBOX ENTERTAINMENT INC.

	By:	/s/ Frederick W. Stein
Frederick W. Stein
Chief Legal Officer and Secretary